Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 148.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 32.9%
Aligned Data Centers International LP 7.799% due 05/16/2028 «~		$8,100	$8,123
Altice France SA
8.285% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	99	96
9.802% due 08/15/2028 •		$5,756	5,174
Bausch Health Cos., Inc. TBD% due 09/25/2030		6,700	6,457
Central Parent, Inc. 7.549% due 07/06/2029 ~		15,860	13,660
Clover Holdings 2 LLC
TBD% due 12/10/2029 ~µ		1,808	1,781
8.295% due 12/09/2031 •		12,900	12,779
Clover Holdings SPV III LLC 15.000% due 12/09/2027		562	574
Comexposium
4.969% due 03/28/2026 «•	EUR	21,515	27,102
4.969% (EUR012M + 4.000%) due 03/28/2026 «~		17,436	21,964
CoreWeave Compute Acquisition Co. LLC TBD% - 10.322% due 05/16/2029 «µ		$21,900	21,998
Databricks, Inc.
TBD% due 01/03/2031 «µ		852	858
TBD% due 01/03/2031 «		3,848	3,877
Envision Healthcare Corp. 12.277% due 11/03/2028 «		31,556	32,030
Espai Barca Fondo De Titulizacion TBD% - 5.000% (Euribor 6MO) due 06/30/2028 «~	EUR	6,882	8,655
First Brands Group LLC 9.552% due 03/30/2027 ~		$2,462	2,294
Forward Air Corp. 8.791% due 12/19/2030 ~		7,081	6,892
Galaxy U.S. Opco, Inc.
9.041% - 9.291% due 07/31/2030 ~		4,000	3,383
9.041% - 9.291% due 07/31/2030		4,769	4,033
Gateway Casinos & Entertainment Ltd. 10.545% due 12/18/2030		34,340	34,770
Gray Television, Inc. 9.573% due 06/04/2029 ~		2,779	2,696
Harp Finco Ltd. TBD% - 9.956% due 01/30/2032 «	GBP	5,325	6,741
iHeartCommunications, Inc. 10.209% due 05/01/2029		$6,694	5,459
Ivanti Software, Inc. 8.817% due 12/01/2027 «~		11,054	8,543
J&J Ventures Gaming LLC 9.439% due 04/26/2028 «~		2,577	2,600
Level 3 Financing, Inc. TBD% due 03/27/2032		1,000	990
Lifepoint Health, Inc. 8.052% due 05/17/2031 ~		7,089	6,891
Lumen Technologies, Inc. 6.789% due 04/15/2030 •		13,601	13,089
MPH Acquisition Holdings LLC
8.037% due 12/31/2030		286	284
9.149% due 12/31/2030		2,372	1,958
Newfold Digital 7.929% due 02/10/2028 «~		5,984	4,458
Numericable Group SA 7.432% (US0003M + 2.750%) due 07/31/2025 ~		500	435
Obol France 3 SAS 8.058% (EUR003M + 5.000%) due 12/31/2028 ~	EUR	6,135	6,343
Ocs Group Holdings Ltd. 10.450% due 11/27/2031 ~	GBP	13,000	16,782
Peraton Corp. 8.175% due 02/01/2028		$9,483	8,461
Polaris Newco LLC 8.302% due 06/02/2028 ~		399	383
Poseidon Bidco SASU 7.355% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,900	2,982
Project Quasar Pledgco SLU 5.642% (EUR001M + 3.250%) due 03/15/2026 «~		7,005	7,157
Promotora de Informaciones SA 7.964% (EUR003M + 5.220%) due 12/31/2026 ~		29,646	31,651
Promotora de Informaciones SA (5.714% Cash and 5.000% PIK) 10.714% - 5.714% (EUR003M + 2.970%) due 06/30/2027 ~		2,526	2,642

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

PURIS LLC 10.049% - 10.055% due 06/30/2031 «		$4,203	4,219
Quantum Bidco Ltd. 10.231% due 01/31/2028	GBP	17,000	21,905
Republic of Cote d'lvoire 7.422% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	400	435
Republic of Kenya 11.900% (PRIME + 4.400%) due 04/05/2028 «~		$5,000	4,928
SCUR-Alpha 1503 GmbH
8.112% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	5,200	5,455
9.791% due 03/29/2030 ~		$7,841	7,330
Softbank Vision Fund II 6.000% due 12/23/2025 «•		18,445	18,277
Spruce Bidco, Inc.
TBD% due 01/30/2032 «µ		596	588
6.000% due 02/02/2032 «	JPY	51,173	337
TBD% due 01/30/2032 «	CAD	479	328
TBD% due 01/30/2032 «		$2,643	2,610
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	11,402	2,041
10.000% due 06/30/2026 •		56,295	21,370
10.000% due 06/30/2026 ~		8,669	2,583
Subcalidora 2 SARL 8.105% (EUR003M + 5.750%) due 08/14/2029 «~		14,400	15,649
Syniverse Holdings, Inc. 11.299% due 05/13/2027 •		$6	6
Thames Water Utilities Ltd. TBD% - 5.475% due 11/28/2025	GBP	2,106	2,119
The Stepstone Group MidCo 2 GMBH
TBD% due 12/04/2031 ~	EUR	16,400	17,688
TBD% due 12/04/2031 ~		$3,100	3,065
Transnet SOC Ltd. 11.558% (JIBA3M + 4.000%) due 03/02/2028 ~	ZAR	89,627	4,839
U.S. Renal Care, Inc. 9.439% due 06/20/2028 ~		$41,287	38,612
Unicorn Bay 13.000% due 12/31/2026 «	HKD	112,977	14,591
X Corp. 10.949% due 10/26/2029 ~		$17,000	16,915

Total Loan Participations and Assignments (Cost $580,256)			552,935

CORPORATE BONDS & NOTES 31.8%
BANKING & FINANCE 8.0%
ADLER Real Estate GmbH 3.000% due 04/27/2026 (k)	EUR	15,900	16,840
Alamo Re Ltd.
12.042% due 06/07/2027 ~		$550	577
15.542% due 06/08/2026 ~		250	262
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		2,800	2,722
Armor RE Ltd.
12.792% due 01/07/2032 •		250	254
14.542% due 05/07/2031 ~		250	263
Azule Energy Finance PLC 8.125% due 01/23/2030 (k)		3,500	3,510
Cape Lookout Re Ltd. 12.282% due 04/05/2027 •		1,800	1,850
Claveau Re Ltd. 21.542% due 07/08/2028 ~		2,646	860
Corestate Capital Holding SA (10.000% Cash or 11.000% PIK) 10.000% due 12/31/2026 (c)	EUR	349	340
Credit Suisse AG AT1 Claim		$800	96
East Lane Re Ltd. 13.542% due 03/31/2026 ~		300	302
Everglades Re Ltd.
14.792% due 05/13/2031 •		500	528
15.792% due 05/13/2031 •		500	528
17.042% due 05/13/2027 •		500	525
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (k)		18,350	17,113
GN Bondco LLC 9.500% due 10/15/2031 (k)		9,095	9,106
Greengrove RE Ltd. 12.042% due 04/08/2032 •		300	301
Hestia Re Ltd.
11.042% due 03/13/2032 ~		250	250
12.542% due 03/13/2032 ~		250	250
14.362% due 04/22/2025 ~		2,347	2,218
Integrity RE Ltd. 16.532% due 06/06/2028 ~		400	403
Integrity Re Ltd.
21.292% due 06/08/2026 •		900	971
27.292% due 06/08/2026 ~		900	934

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

Integrity RE Ltd. 29.782% due 06/06/2027 ~		300	299
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025 (k)	EUR	695	742
Long Walk Reinsurance Ltd. 14.032% due 01/30/2031 •		$1,700	1,727
Longleaf Pine Re Ltd. 21.792% due 05/27/2031 ~		280	297
Nature Coast Re Ltd. 14.032% (T-BILL 3MO + 9.750%) due 04/10/2029 ~(b)		250	250
Polestar Re Ltd.
14.792% due 01/07/2028 •		600	620
17.542% due 01/07/2027 •		1,800	1,862
Purple Re Ltd. 13.282% due 06/07/2027 •		300	317
Quercus Re DAC 10.606% due 01/06/2031 ~	EUR	250	281
Sanders Re Ltd. 17.292% due 04/09/2029 •		$4,164	4,143
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (k)	EUR	20,125	6,798
Torrey Pines Re Ltd.
10.282% due 06/07/2032 •		$400	418
11.532% due 06/07/2027 •		300	315
13.282% due 06/05/2026 •		300	312
Uniti Group LP
6.000% due 01/15/2030 (k)		21,202	18,377
6.500% due 02/15/2029 (k)		26,904	24,204
10.500% due 02/15/2028 (k)		6,070	6,453
Ursa Re Ltd.
11.782% due 02/22/2028 ~		900	910
13.542% due 12/07/2028 •		2,000	2,120
Veraison Re Ltd. 16.824% due 03/10/2031 •		1,600	1,703
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		22,146	0
Winston RE Ltd.
14.532% due 02/26/2031 •		250	265
16.032% due 02/26/2031 •		1,400	1,469

			134,885

INDUSTRIALS 20.8%
Altice France Holding SA
4.000% due 02/15/2028	EUR	2,200	723
6.000% due 02/15/2028		$700	206
8.000% due 05/15/2027	EUR	16,900	5,591
10.500% due 05/15/2027		$22,000	6,460
Altice France SA
3.375% due 01/15/2028	EUR	8,600	7,413
4.000% due 07/15/2029		100	86
4.125% due 01/15/2029		100	86
4.250% due 10/15/2029		100	87
5.125% due 01/15/2029		$800	629
5.125% due 07/15/2029		6,421	5,039
5.500% due 01/15/2028		3,800	3,041
5.500% due 10/15/2029		3,000	2,381
5.875% due 02/01/2027	EUR	400	386
8.125% due 02/01/2027		$1,900	1,700
ams-OSRAM AG
10.500% due 03/30/2029 (k)	EUR	8,400	9,182
12.250% due 03/30/2029 (k)		$7,600	7,818
B.C. Ltd. 10.000% due 04/15/2032 (b)		2,300	2,288
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)(k)		4,785	5,236
Central Parent LLC 8.000% due 06/15/2029 (k)		5,300	4,657
Central Parent, Inc. 7.250% due 06/15/2029 (k)		5,200	4,506
Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	2,400	2,371
5.500% due 01/15/2028 (k)		$7,800	6,987
7.500% due 05/15/2030	EUR	2,700	2,701
DISH DBS Corp.
5.250% due 12/01/2026		$25,000	22,996
5.750% due 12/01/2028		13,400	11,326
Ecopetrol SA
7.750% due 02/01/2032 (k)		27,800	27,308
8.375% due 01/19/2036 (k)		520	507
8.875% due 01/13/2033 (k)		1,000	1,033
ELO SACA 3.250% due 07/23/2027 (k)	EUR	8,100	8,328
Incora Intermediate LLC 0.000% due 01/31/2030 «		$27,341	27,341

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

Incora Top Holdco LLC 0.000% due 01/30/2033 ^«(d)(j)		20,315	29,357
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		19,222	18,310
JetBlue Airways Corp. 9.875% due 09/20/2031 (k)		6,804	6,722
MPH Acquisition Holdings LLC 5.750% due 12/31/2030 (k)		7,100	5,156
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (c)(k)		1,950	1,696
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		12,400	7,440
11.750% due 10/15/2028 «		610	500
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		4,206	3,699
6.840% due 01/23/2030 (k)		2,000	1,834
8.750% due 06/02/2029 (k)		3,253	3,254
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (k)		8,300	7,840
ProFrac Holdings LLC 11.538% due 01/23/2029 ~(k)		6,148	6,363
Rivian Holdings LLC 10.502% due 10/15/2026 ~(k)		7,300	7,363
Thames Water Utilities Finance PLC
0.875% due 01/31/2028	EUR	100	79
1.250% due 01/31/2032		200	157
2.625% due 01/24/2032	GBP	370	349
4.375% due 07/03/2034		200	192
5.125% due 09/28/2037		200	192
7.750% due 04/30/2044		300	301
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)		26	27
Times Square Hotel Trust 8.528% due 08/01/2026		$193	194
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		135	131
U.S. Renal Care, Inc. 10.625% due 06/28/2028		7,141	6,105
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	4,400	4,307
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	340,000	20,444
Venture Global LNG, Inc.
9.500% due 02/01/2029 (k)		$6,414	6,882
9.875% due 02/01/2032 (k)		3,250	3,454
Viridien
7.750% due 04/01/2027	EUR	3,800	4,189
8.500% due 10/15/2030		5,100	5,663
10.000% due 10/15/2030		$4,100	4,205
Wayfair LLC 7.750% due 09/15/2030		400	387
Windstream Services LLC 8.250% due 10/01/2031		8,000	8,153
Xerox Corp.
10.250% due 10/15/2030 (b)		1,100	1,095
13.500% due 04/15/2031 (b)		1,200	1,151
Yinson Boronia Production BV 8.947% due 07/31/2042 (k)		2,874	3,037
YPF SA 8.250% due 01/17/2034		1,000	991

			349,632

UTILITIES 3.0%
Edison International 6.250% due 03/15/2030		500	507
Gazprom PJSC Via Gaz Finance PLC 3.000% due 06/29/2027		200	143
NGD Holdings BV 6.750% due 12/31/2026 (k)		851	766
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)(k)		31,126	26,029
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		66,194	6,950
Peru LNG SRL 5.375% due 03/22/2030 (k)		13,855	12,868

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

Yinson Production Financial Services Pte. Ltd. 9.625% due 05/03/2029		3,800	3,977

			51,240

Total Corporate Bonds & Notes (Cost $618,557)			535,757

CONVERTIBLE BONDS & NOTES 1.7%
BANKING & FINANCE 1.5%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	1,787	782
PennyMac Corp. 5.500% due 03/15/2026 (k)		$24,225	24,092

			24,874

INDUSTRIALS 0.2%
DISH Network Corp. 3.375% due 08/15/2026		3,700	3,099

Total Convertible Bonds & Notes (Cost $29,986)			27,973

MUNICIPAL BONDS & NOTES 0.1%
WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		25,000	2,356

Total Municipal Bonds & Notes (Cost $3,860)			2,356

U.S. GOVERNMENT AGENCIES 6.2%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)		19,637	2,826
3.000% due 12/25/2032 - 01/25/2051 (a)(k)		11,148	1,739
3.500% due 05/25/2030 (a)(k)		2,554	117
4.000% due 09/25/2051 (a)(k)		21,592	4,653
5.000% due 08/25/2043 (a)(k)		2,195	444
Freddie Mac
1.537% due 07/15/2042 •(a)(k)		1,515	143
1.737% due 03/15/2043 •(a)(k)		7,075	706
1.737% due 11/15/2047 •(a)		189	28
2.000% due 11/25/2050 - 01/25/2051 (a)(k)		17,421	1,852
2.668% due 06/25/2057 ~(a)		5,421	1,018
3.000% due 11/25/2050 - 09/25/2051 (a)(k)		40,690	6,183
3.500% due 04/25/2041 (a)(k)		7,119	856
3.904% due 05/25/2057 •(k)		18,127	7,450
4.000% due 11/25/2048 - 06/25/2051 (a)(k)		12,269	2,575
4.250% due 09/25/2060 (k)		7,396	6,988
4.250% due 03/25/2061 ~		3,263	2,967
4.500% due 12/25/2050 (a)(k)		3,790	926
9.090% due 02/25/2042 ~(k)		1,800	1,882
9.090% due 01/25/2051 •(k)		1,700	1,858
9.840% due 01/25/2034 •(k)		4,000	4,626
11.440% due 01/25/2042 ~		4,800	5,113
11.840% due 10/25/2041 •(k)		23,500	25,027
12.140% due 11/25/2041 •(k)		14,300	15,356
12.840% due 02/25/2042 ~(k)		1,200	1,298
13.164% due 09/25/2060 ~		4,210	3,061
15.265% due 11/25/2060 ~		5,461	3,883

Total U.S. Government Agencies (Cost $104,136)			103,575

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.1%
280 Park Avenue Mortgage Trust 7.449% due 09/15/2034 •(k)		4,750	4,561
Adjustable Rate Mortgage Trust
4.712% due 02/25/2036 •(k)		6,028	3,869
4.712% due 02/25/2036 •		1,008	640
Ashford Hospitality Trust
6.592% due 04/15/2035 •(k)		2,500	2,475
7.592% due 04/15/2035 •(k)		8,700	8,691
Atrium Hotel Portfolio Trust 7.667% due 12/15/2036 •(k)		1,111	1,042
Banc of America Funding Trust
3.503% due 09/26/2036 •(k)		4,182	3,008
4.675% due 06/26/2036 •(k)		2,853	2,401
5.750% due 05/26/2036		266	156
Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(k)		15,650	11,911
8.167% due 07/15/2037 •(k)		2,100	1,768
Barclays Commercial Real Estate Trust 4.563% due 08/10/2033 •		16,650	11,369
Bear Stearns Commercial Mortgage Securities Trust 5.566% due 01/12/2045 ~		25	25

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

Beast Mortgage Trust
7.884% due 03/15/2036 •(k)		5,750	3,433
8.884% due 03/15/2036 ~		7,125	3,762
Beneria Cowen & Pritzer Collateral Funding Corp.
6.926% due 06/15/2038 •(k)		10,000	4,186
8.072% due 06/15/2038 •(k)		5,000	1,069
Citigroup Commercial Mortgage Trust
3.790% due 12/15/2072 •		4,750	991
3.790% due 12/15/2072 ~		1,500	410
Citigroup Mortgage Loan Trust 5.109% due 08/25/2036 ~(k)		1,096	997
Colony Mortgage Capital Ltd. 7.400% due 11/15/2038 ~(k)		15,000	13,517
COLT Mortgage Loan Trust 8.019% due 04/25/2068 ~(k)		3,288	3,309
Commercial Mortgage Trust 6.861% due 06/15/2034 •(k)		7,400	2,707
Connecticut Avenue Securities Trust
9.840% due 12/25/2041 •		8,900	9,266
10.340% due 10/25/2041 •(k)		7,100	7,402
Countrywide Alternative Loan Trust 6.250% due 12/25/2036 (k)		4,581	1,912
Countrywide Home Loan Mortgage Pass-Through Trust 5.835% due 08/25/2035 •(k)		2,211	1,733
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 02/25/2067 ~(a)		355,946	313
0.005% due 02/25/2067 •(a)		355,946	121
4.000% due 02/25/2067 •(k)		23,825	18,473
4.002% due 01/25/2060 •(k)		8,144	6,341
4.065% due 02/25/2067 •		9,147	1,638
7.744% due 07/15/2032 ~(k)		19,982	19,946
Credit Suisse Mortgage Capital Trust 0.111% due 07/25/2050 •		9,799	7,140
CRSNT Commercial Mortgage Trust 7.934% due 04/15/2036 •(k)		7,000	6,791
Deutsche Mortgage & Asset Receiving Corp. 4.763% due 11/27/2036 •		6,250	5,962
DOLP Trust
0.665% due 05/10/2041 ~(a)(k)		309,500	9,566
3.704% due 05/10/2041 •(k)		32,400	21,897
DROP Mortgage Trust 7.183% due 10/15/2043 •		5,500	4,701
Extended Stay America Trust 8.133% due 07/15/2038 ~(k)		16,284	16,305
Great Hall Mortgages PLC 8.428% due 06/18/2039 •(k)	GBP	1,940	2,477
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 «		$27,000	61
GS Mortgage Securities Corp. Trust 7.166% due 11/15/2032 •(k)		10,782	10,730
GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~(a)		159,666	4,667
0.010% due 12/25/2060 ~		144	138
0.165% due 12/25/2060 ~(a)		138,246	929
3.970% due 12/25/2060 ~(k)		34,468	22,945
GSR Mortgage Loan Trust 6.250% due 08/25/2036 (k)		4,071	1,153
JP Morgan Alternative Loan Trust 4.715% due 03/25/2037 ~(k)		10,615	9,091
JP Morgan Chase Commercial Mortgage Securities Trust
6.183% due 12/15/2036 •		1,700	170
6.667% due 02/15/2035 •		1,234	1,183
6.811% due 07/05/2033 •(k)		5,012	3,832
7.161% due 07/05/2033 •(k)		10,000	6,648
7.534% due 03/15/2036 ~		25,550	12,030
8.284% due 03/15/2036 ~(k)		9,500	3,818
9.284% due 03/15/2036 ~		700	109
JP Morgan Resecuritization Trust 4.750% due 12/27/2046 •(k)		11,089	9,219
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 •		135,206	4,157
0.000% due 04/25/2057 ~(a)		135,206	428
0.000% due 11/25/2058 ~(a)		106,313	345
0.000% due 11/25/2058 •		106,313	405
3.968% due 11/25/2058 ~(k)		16,205	10,668
3.982% due 04/25/2057 ~(k)		20,617	14,264
Morgan Stanley Capital Trust
6.678% due 12/15/2036 •(k)		4,294	197
6.817% due 11/15/2034 •(k)		5,370	5,162
7.767% due 11/15/2034 •(k)		3,357	3,221
Morgan Stanley Re-REMIC Trust 2.892% due 03/26/2037 þ(k)		2,546	2,615
MRCD Mortgage Trust 2.718% due 12/15/2036 (k)		28,715	16,886
Myers Park CLO Ltd. 0.000% due 10/20/2030 «		13,000	163

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

Natixis Commercial Mortgage Securities Trust 3.796% due 11/15/2032 ~		2,110	1,709
New Orleans Hotel Trust 7.056% due 04/15/2032 ~(k)		11,978	11,507
New Residential Mortgage Loan Trust 3.990% due 07/25/2059 ~(k)		5,000	3,603
New York Mortgage Trust 5.250% due 07/25/2062 þ(k)		1,989	1,980
Residential Accredit Loans, Inc. Trust 4.855% due 06/25/2037 •(k)		704	621
Residential Asset Securitization Trust 6.500% due 08/25/2036 (k)		5,371	1,556
SFO Commercial Mortgage Trust
7.333% due 05/15/2038 •(k)		18,000	16,263
8.083% due 05/15/2038 •(k)		8,000	6,457
Structured Adjustable Rate Mortgage Loan Trust 5.618% due 03/25/2036 •(k)		3,765	3,685
Trinity Square PLC
0.000% due 07/15/2059 (g)(k)	GBP	7,814	10,139
6.219% due 07/15/2059 ~(k)		10,926	14,094
6.569% due 07/15/2059 •(k)		4,682	5,980
7.569% due 07/15/2059 •(k)		4,682	5,982
8.319% due 07/15/2059 •(k)		4,682	5,869
9.569% due 07/15/2059 •(k)		6,244	8,351
10.069% due 07/15/2059 •(k)		4,682	5,738
10.569% due 07/15/2059 •(k)		6,131	7,932
VASA Trust
7.584% due 07/15/2039 •(k)		$10,000	8,342
8.334% due 07/15/2039 •(k)		7,000	5,191
Verus Securitization Trust 8.107% due 12/25/2068 ~(k)		4,538	4,599
Waikiki Beach Hotel Trust
6.647% due 12/15/2033 •(k)		3,050	3,017
7.297% due 12/15/2033 ~(k)		5,000	4,908
WaMu Mortgage Pass-Through Certificates Trust
5.445% due 07/25/2047 •(k)		1,852	1,547
5.485% due 12/25/2045 •(k)		12,278	10,679
Wells Fargo Mortgage-Backed Securities Trust 7.424% due 10/25/2036 •(k)		182	173

Total Non-Agency Mortgage-Backed Securities (Cost $660,559)			523,437

ASSET-BACKED SECURITIES 22.1%
AUTOMOBILE ABS OTHER 1.0%
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(g)		10	900
Exeter Automobile Receivables Trust 0.000% due 12/15/2033 «(g)		12	914
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(g)		10	463
Huntington Bank Auto Credit-Linked Notes Trust
6.153% due 05/20/2032 (k)		1,688	1,709
6.944% due 10/20/2032 ~		823	826
8.344% due 10/20/2032 •		905	911
11.844% due 10/20/2032 •		877	883
Santander Bank Auto Credit-Linked Notes
6.110% due 06/15/2032 (k)		2,120	2,144
7.762% due 06/15/2032 (k)		1,542	1,551
10.171% due 06/15/2032 (k)		3,575	3,662
13.030% due 06/15/2032		3,154	3,168

			17,131

AUTOMOBILE SEQUENTIAL 0.5%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «		8,000	8,018

HOME EQUITY OTHER 12.5%
Aames Mortgage Investment Trust 7.135% due 01/25/2035 ~(k)		5,000	3,804
ACE Securities Corp. Home Equity Loan Trust 4.810% due 08/25/2036 •(k)		25,071	19,520
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 6.235% due 07/25/2035 •(k)		7,500	6,334
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 5.125% due 01/25/2036 •(k)		21,501	21,925
Asset-Backed Securities Corp. Home Equity Loan Trust 4.665% due 05/25/2037 •(k)		7,700	5,437
Bear Stearns Asset-Backed Securities Trust 5.053% due 01/25/2037 •(k)		6,307	5,535
BNC Mortgage Loan Trust 5.935% due 11/25/2037 •(k)		32,783	23,774
Countrywide Asset-Backed Certificates Trust
4.810% due 06/25/2037 •(k)		5,604	4,924

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

4.870% due 02/25/2037 •(k)	10,467	9,271
Encore Credit Receivables Trust 6.190% due 10/25/2035 •(k)	6,232	5,633
Fieldstone Mortgage Investment Trust 7.360% due 08/25/2034 •(k)	2,638	2,052
First NLC Trust 5.455% due 12/25/2035 •(k)	10,039	8,710
Fremont Home Loan Trust 5.485% due 01/25/2035 •(k)	7,115	5,673
GSAMP Trust 4.885% due 08/25/2036 •(k)	16,749	14,041
MASTR Asset-Backed Securities Trust 5.020% due 01/25/2036 •(k)	6,280	4,823
Morgan Stanley ABS Capital, Inc. Trust 5.545% due 07/25/2035 •(k)	10,028	7,897
Morgan Stanley Home Equity Loan Trust 5.500% due 05/25/2035 •(k)	5,330	4,909
New Century Home Equity Loan Trust 5.455% due 06/25/2035 •(k)	17,541	16,902
Saxon Asset Securities Trust 4.915% due 09/25/2036 •(k)	11,235	8,540
Soundview Home Loan Trust 5.260% due 12/25/2035 •(k)	6,312	5,854
Structured Asset Investment Loan Trust 5.410% due 07/25/2035 •(k)	10,650	8,221
Structured Asset Securities Corp. Mortgage Loan Trust 4.735% due 04/25/2036 •(k)	20,092	16,932

		210,711

WHOLE LOAN COLLATERAL 2.7%
First Franklin Mortgage Loan Trust
4.745% due 10/25/2036 ~(k)	6,000	4,857
5.365% due 11/25/2035 •(k)	8,078	7,269
PRET LLC
3.721% due 07/25/2051 þ	2,673	2,648
7.967% due 09/25/2051 þ(k)	18,687	18,471
Residential Asset Mortgage Products Trust 5.710% due 02/25/2035 •(k)	5,312	4,533
Securitized Asset-Backed Receivables LLC Trust 4.935% due 03/25/2036 ~(k)	1,383	857
Specialty Underwriting & Residential Finance Trust 4.735% due 09/25/2037 •(k)	21,752	7,491

		46,126

OTHER ABS 5.4%
Ayresome CDO Ltd. 7.870% due 12/08/2045 •(k)	25,992	6,202
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(g)(k)	11	5,804
4.120% due 07/25/2051 (k)	874	811
6.610% due 06/25/2054 «(k)	1,369	1,385
8.660% due 06/25/2054 «(k)	1,971	2,047
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	840,370	125
0.251% due 08/02/2049 •	29,910	194
FREED ABS Trust 0.000% due 09/20/2027 «(g)	4	32
GreenSky Home Improvement Trust 7.330% due 06/25/2059	1,100	1,132
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~(k)	27,000	5,986
KKR CLO Ltd. 0.000% due 04/20/2034 ~(k)	10,000	5,540
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~(k)	5,600	2,139
Marlette Funding Trust 0.000% due 09/16/2030 «(g)	38	917
Montauk Point CDO Ltd.
1.460% due 04/06/2046 •	327,058	9,242
2.358% due 10/06/2042 •	213,556	19,480
7.920% due 04/06/2046 •	4,400	0
Myers Park CLO Ltd. 0.000% due 10/20/2030 «~	13,000	4,454
Reach ABS Trust 7.750% due 08/16/2032	500	510
Sierra Madre Funding Ltd. 4.808% due 09/07/2039 •	936	557
SMB Private Education Loan Trust 0.000% due 02/16/2055 «(g)	5	4,863
Stream Innovations Trust 6.270% due 07/15/2044	377	394
Structured Finance Advisors ABS CDO Ltd. 7.500% due 07/02/2037 •(k)	41,770	5,735

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

Summer Street Ltd. 4.812% due 12/06/2045 •(k)		56,060	12,780

			90,329

Total Asset-Backed Securities (Cost $465,531)			372,315

SOVEREIGN ISSUES 6.0%
Argentina Government International Bond 3.500% due 07/09/2041 þ(k)		5,233	3,040
Avenir Issuer Ireland DAC 6.000% due 10/25/2027		7,400	6,989
Ecuador Government International Bond
5.500% due 07/31/2035 þ(k)		2,570	1,272
6.900% due 07/31/2030 þ(k)		2,157	1,289
Egypt Government International Bond
6.375% due 04/11/2031 (k)	EUR	3,700	3,398
21.954% due 03/04/2028	EGP	877,000	17,758
El Salvador Government International Bond
9.250% due 04/17/2030 (k)		$5,700	5,951
9.650% due 11/21/2054 (k)		3,500	3,515
Paraguay Government International Bond 6.650% due 03/04/2055		200	201
Republic of Kenya Government International Bond 9.500% due 03/05/2036		1,500	1,378
Romania Government International Bond
5.250% due 03/10/2030	EUR	4,100	4,469
5.875% due 07/11/2032 (b)		16,000	17,185
6.250% due 09/10/2034		15,100	16,209
Russia Government International Bond
5.100% due 03/28/2035		$200	0
5.625% due 04/04/2042		4,200	2,940
Turkey Government International Bond
44.165% due 09/06/2028 ~	TRY	396,200	9,823
45.031% due 05/20/2026 ~		600	16
45.031% due 08/19/2026 ~		400	10
45.031% due 05/17/2028 ~		79,200	1,974
Ukraine Government International Bond
0.000% due 02/01/2030 þ(h)		$271	140
0.000% due 02/01/2034 þ(h)		1,014	403
0.000% due 02/01/2035 þ(h)		856	475
0.000% due 02/01/2036 þ(h)		714	394
1.750% due 02/01/2034 þ		1,614	863
1.750% due 02/01/2035 þ		1,738	912
1.750% due 02/01/2036 þ		1,614	835

Total Sovereign Issues (Cost $98,875)			101,439

		SHARES
COMMON STOCKS 12.4%
COMMUNICATION SERVICES 0.6%
Oi SA (e)		11,034,637	1,934
Promotora de Informaciones SA 'A' (e)		1,623,357	651
Syniverse Holdings, Inc. «(j)		8,062,369	7,843

			10,428

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(j)		115,240,755	0

FINANCIALS 2.4%
Banca Monte dei Paschi di Siena SpA		2,274,000	17,955
Corestate Capital Holding SA «(e)(j)		632,951	0
Intelsat Emergence SA «(j)		652,149	21,967
MNEQ Holdings, Inc. «(e)(j)		8,417	38
UBS Group AG		5,143	156

			40,116

HEALTH CARE 4.4%
Amsurg Equity «(e)(j)		1,571,862	73,487

INDUSTRIALS 5.0%
Clover Holdings, Inc. «(e)(j)		27,610	470
Incora New Equity «(e)(j)		947,048	33,844
Market Garden Dogwood LLC «(j)		42,000,000	44,141

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

NAC Aviation «(e)(j)	373,201	6,591

		85,046

Total Common Stocks (Cost $215,098)		209,077

PREFERRED SECURITIES 1.1%
BANKING & FINANCE 0.0%
ADLER Group SA «	3,588,226	0

INDUSTRIALS 1.1%
Atlas Re Ltd. «	140	14,000
SVB Financial Trust
0.000% due 11/07/2032 (g)	51,680	1
11.000% due 11/07/2032	9,596	4,702

		18,703

Total Preferred Securities (Cost $19,474)		18,703

REAL ESTATE INVESTMENT TRUSTS 1.2%
REAL ESTATE 1.2%
Annaly Capital Management, Inc.	609,500	12,379
PennyMac Mortgage Investment Trust	556,200	8,148

Total Real Estate Investment Trusts (Cost $26,589)		20,527

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.5%
U.S. TREASURY BILLS 1.5%
4.299% due 05/08/2025 - 06/05/2025 (f)(g)(n)	24,607	24,453

Total Short-Term Instruments (Cost $24,454)		24,453

Total Investments in Securities (Cost $2,847,375)		2,492,547

	SHARES
INVESTMENTS IN AFFILIATES 6.8%
SHORT-TERM INSTRUMENTS 6.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%
PIMCO Short-Term Floating NAV Portfolio III	11,825,227	115,107

Total Short-Term Instruments (Cost $115,041)		115,107

Total Investments in Affiliates (Cost $115,041)		115,107

Total Investments 154.9% (Cost $2,962,416)		$2,607,654
Financial Derivative Instruments (l)(m) (0.5)%(Cost or Premiums, net $28,312)		(8,521)
Other Assets and Liabilities, net (54.4)%		(915,470)

Net Assets 100.0%		$1,683,663

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^		Security is in default.
«		Security valued using significant unobservable inputs (Level 3).
µ		All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ		Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)		Security is an Interest Only ("IO") or IO Strip.
(b)		When-issued security.
(c)		Payment in-kind security.
(d)		Security is not accruing income as of the date of this report.
(e)		Security did not produce income within the last twelve months.
(f)		Coupon represents a weighted average yield to maturity.
(g)		Zero coupon security.
(h)		Security becomes interest bearing at a future date.
(i)		Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)		RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity		11/02/2023 - 11/06/2023		$65,680	$73,487	4.37%
Clover Holdings, Inc.		06/30/2023 - 12/09/2024		414	470	0.03
Corestate Capital Holding SA		08/22/2023		0	0	0.00
Incora New Equity		01/31/2025		46,003	33,844	2.01
Incora Top Holdco LLC0.000% due 01/30/2033		01/31/2025		20,315	29,357	1.74
Intelsat Emergence SA		01/29/2021 - 02/23/2024		38,680	21,967	1.30
Market Garden Dogwood LLC		03/13/2024		42,000	44,141	2.62
MNEQ Holdings, Inc.		03/16/2023 - 03/29/2023		94	38	0.00
NAC Aviation		06/01/2022 - 07/27/2022		8,750	6,591	0.39
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 11/30/2024		7,944	7,843	0.47

				$229,880	$217,738	12.93%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BNY	5.460%	02/12/2025	08/12/2025		$(12,768)	$(12,861)
	5.460	02/28/2025	08/28/2025		(9,152)	(9,196)
	5.460	03/17/2025	09/15/2025		(4,238)	(4,247)
BOM	4.770	03/10/2025	04/10/2025		(12,294)	(12,330)
BOS	4.960	03/13/2025	07/14/2025		(1,426)	(1,430)
	5.160	03/13/2025	07/14/2025		(1,663)	(1,668)
	5.210	03/13/2025	07/14/2025		(2,948)	(2,956)
	5.410	03/13/2025	07/14/2025		(1,050)	(1,053)
	5.610	03/13/2025	07/14/2025		(2,237)	(2,244)
BPS	0.900	03/18/2025	TBD(2)	EUR	(536)	(580)
	2.900	03/14/2025	07/14/2025		(14,071)	(15,237)
	4.490	03/11/2025	TBD(2)		$(4,319)	(4,331)
	4.750	02/03/2025	TBD(2)		(3,744)	(3,770)
	4.860	02/13/2025	04/14/2025		(10,994)	(11,064)
	4.870	01/29/2025	04/29/2025		(10,170)	(10,256)
	4.900	01/24/2025	04/24/2025		(5,943)	(5,997)
	4.960	01/09/2025	05/09/2025		(8,478)	(8,574)
	5.460	02/14/2025	08/14/2025		(4,351)	(4,382)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

	5.560	02/14/2025	08/14/2025		(4,792)	(4,825)
	5.590	01/23/2025	07/22/2025		(89,065)	(90,001)
	5.590	02/14/2025	08/14/2025		(14,280)	(14,381)
	5.690	01/23/2025	07/22/2025		(1,419)	(1,434)
	5.910	10/24/2024	04/22/2025		(16,256)	(16,678)
BRC	1.000	03/12/2025	TBD(2)	EUR	(754)	(816)
	1.500	03/12/2025	TBD(2)		(2,087)	(2,258)
	4.250	03/03/2025	TBD(2)		$(1,865)	(1,871)
	4.650	03/10/2025	04/09/2025		(8,799)	(8,824)
	5.350	01/03/2025	04/03/2025		(3,412)	(3,457)
	5.450	03/10/2025	06/10/2025		(13,431)	(13,476)
	5.460	02/05/2025	08/04/2025		(2,480)	(2,500)
	5.460	03/07/2025	07/07/2025		(6,511)	(6,535)
	5.500	03/10/2025	06/10/2025		(5,098)	(5,115)
	5.510	02/26/2025	05/27/2025		(10,912)	(10,969)
	5.510	03/07/2025	07/07/2025		(8,559)	(8,592)
	5.540	01/08/2025	04/08/2025		(2,525)	(2,557)
	5.540	01/21/2025	04/22/2025		(1,238)	(1,251)
	5.560	02/05/2025	08/04/2025		(14,149)	(14,269)
	5.560	03/07/2025	07/07/2025		(32,461)	(32,586)
	5.560	03/21/2025	07/18/2025		(3,143)	(3,149)
	5.560	03/24/2025	07/22/2025		(7,775)	(7,785)
	5.610	01/10/2025	05/09/2025		(5,597)	(5,667)
	5.610	03/07/2025	07/07/2025		(10,672)	(10,713)
BYR	4.840	01/21/2025	04/21/2025		(6,658)	(6,720)
	4.860	01/21/2025	04/21/2025		(22,510)	(22,721)
	4.860	02/19/2025	05/20/2025		(11,704)	(11,768)
	4.860	02/20/2025	05/20/2025		(5,672)	(5,703)
	4.860	03/07/2025	09/05/2025		(28,552)	(28,648)
	4.860	03/31/2025	04/21/2025		(5,409)	(5,409)
CDC	4.810	01/27/2025	04/28/2025		(276)	(278)
	4.860	03/18/2025	07/16/2025		(6,074)	(6,086)
	5.410	03/10/2025	07/08/2025		(2,800)	(2,809)
DBL	4.650	03/12/2025	TBD(2)		(8,460)	(8,482)
	4.650	03/24/2025	TBD(2)		(3,175)	(3,178)
	4.700	03/12/2025	TBD(2)		(4,568)	(4,580)
	4.980	02/10/2025	05/12/2025	GBP	(9,843)	(12,801)
	5.070	02/10/2025	05/12/2025		(4,140)	(5,385)
	5.107	03/14/2025	05/09/2025		$(7,907)	(7,927)
	5.190	02/10/2025	05/12/2025	GBP	(3,970)	(5,164)
	5.315	03/21/2025	05/16/2025		$(3,962)	(3,968)
	5.515	03/21/2025	05/16/2025		(2,406)	(2,410)
	5.609	03/17/2025	05/16/2025		(1,027)	(1,029)
	5.759	03/17/2025	05/16/2025		(1,988)	(1,993)
	5.809	03/17/2025	05/16/2025		(7,777)	(7,796)
	5.859	03/17/2025	05/16/2025		(19,636)	(19,684)
	5.939	03/17/2025	05/16/2025		(2,300)	(2,306)
GLM	5.220	09/27/2024	06/24/2025		(550)	(565)
	5.563	10/29/2024	07/29/2025		(2,227)	(2,280)
	5.663	10/29/2024	07/29/2025		(13,318)	(13,641)
IND	4.770	03/06/2025	06/04/2025		(901)	(905)
JML	4.950	03/21/2025	05/09/2025		(1,099)	(1,100)
MBC	1.500	03/21/2025	TBD(2)	EUR	(569)	(615)
MEI	2.950	03/14/2025	07/14/2025		(5,641)	(6,108)
MSB	5.060	03/19/2025	06/19/2025	GBP	(3,415)	(4,419)
	5.090	03/19/2025	06/19/2025		(3,196)	(4,136)
	5.120	03/19/2025	06/19/2025		(1,387)	(1,795)
	5.190	03/19/2025	06/19/2025		(5,190)	(6,717)
	5.340	03/19/2025	06/19/2025		(3,399)	(4,399)
	5.460	12/09/2024	06/09/2025		$(10,747)	(10,934)
	5.460	02/03/2025	08/04/2025		(3,005)	(3,031)
	5.510	02/03/2025	08/04/2025		(3,333)	(3,362)
	5.510	03/21/2025	09/17/2025		(28,369)	(28,416)
	5.540	03/19/2025	06/19/2025	GBP	(4,165)	(5,390)
	5.560	03/21/2025	09/17/2025		$(5,946)	(5,956)
	5.660	12/09/2024	06/09/2025		(1,826)	(1,858)
MYI	2.200	03/12/2025	TBD(2)	EUR	(876)	(948)
MZF	5.330	03/12/2025	09/12/2025		$(10,673)	(10,704)
	5.530	03/12/2025	09/12/2025		(7,407)	(7,430)
NOM	4.650	12/20/2024	TBD(2)		(1,131)	(1,146)
	4.680	12/20/2024	TBD(2)		(1,521)	(1,541)
RCY	4.830	03/07/2025	04/07/2025		(6,907)	(6,931)
RTA	4.930	03/11/2025	07/10/2025		(6,470)	(6,489)
	5.030	03/11/2025	07/10/2025		(8,376)	(8,401)
	5.120	03/11/2025	07/10/2025		(15,550)	(15,596)
	5.400	03/04/2025	09/04/2025		(6,841)	(6,870)
	5.400	03/14/2025	07/14/2025		(13,034)	(13,069)
	5.430	03/11/2025	07/10/2025		(3,101)	(3,111)
	5.480	03/11/2025	07/10/2025		(12,467)	(12,507)
	5.500	03/04/2025	09/04/2025		(13,284)	(13,341)
	5.500	03/11/2025	07/10/2025		(15,598)	(15,648)
	5.510	03/11/2025	07/10/2025		(3,970)	(3,983)
	5.550	03/11/2025	05/09/2025		(19,678)	(19,741)
	5.720	01/09/2025	05/09/2025		(1,957)	(1,981)
	5.800	02/14/2025	06/13/2025		(3,900)	(3,928)
SBI	5.347	01/23/2025	07/25/2025		(3,358)	(3,392)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

SOG	4.600	12/20/2024	TBD(2)	(7,640)	(7,740)
4.610	12/20/2024	TBD(2)	(390)	(395)
4.810	01/08/2025	04/08/2025	(2,660)	(2,690)
4.810	01/09/2025	04/09/2025	(733)	(741)
4.830	03/18/2025	06/18/2025	(1,954)	(1,958)
5.460	01/23/2025	07/23/2025	(3,707)	(3,745)
5.460	03/13/2025	09/12/2025	(8,387)	(8,411)
UBS	2.630	03/12/2025	TBD(2)	EUR	(965)	(1,045)
2.650	03/12/2025	TBD(2)	(3,004)	(3,253)
4.850	01/03/2025	04/03/2025	$(771)	(780)
5.450	01/23/2025	04/23/2025	(9,586)	(9,684)
WFS	4.960	03/17/2025	05/19/2025	(8,082)	(8,099)

Total Reverse Repurchase Agreements	$(869,655)

(k)	Securities with an aggregate market value of $1,123,156 and cash of $10,450 have been pledged as collateral under the terms of master agreements as of March 31, 2025.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(973,205) at a weighted average interest rate of 5.796%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2026	38	$(9,156)	$140	$0	$0
3-Month SOFR Active Contract June Futures	09/2025	88	(21,102)	244	3	0
3-Month SOFR Active Contract March Futures	06/2025	94	(22,487)	254	1	0
3-Month SOFR Active Contract March Futures	06/2026	36	(8,685)	119	0	0
3-Month SOFR Active Contract September Futures	12/2025	29	(6,974)	120	0	0

Total Futures Contracts	$877	$4	$0

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/19/2030	GBP	25,100	$(685)	$(59)	$(744)	$110	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	9,800	286	7,375	7,661	0	(92)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2026	$58,100	289	(424)	(135)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2027	673,000	5,966	(5,835)	131	110	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2028	53,800	769	(680)	89	23	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	49,800	(924)	1,169	245	0	(34)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2029	159,500	2,399	(2,031)	368	146	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2034	48,600	1,057	(1,190)	(133)	150	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	40,100	9,900	5,178	15,078	0	(209)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	27,100	6,527	3,250	9,777	0	(143)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052	81,300	(245)	5,017	4,772	0	(567)
Pay(1)	6-Month EUR-EURIBOR	2.250	Annual	09/17/2030	EUR	46,690	(551)	150	(401)	103	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	50,200	4,740	3,689	8,429	0	(134)
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033	5,700	448	(87)	361	0	(18)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	29,900	182	2,488	2,670	0	(15)

Total Swap Agreements	$30,158	$18,010	$48,168	$647	$(1,212)

Cash of $25,690 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)	This instrument has a forward starting effective date.

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2025	JPY	50,534	$343	$7	$0
04/2025	$1,723	EUR	1,638	48	0
05/2025	HKD	106,506	$13,709	4	0
05/2025	$1,350	TRY	52,664	0	(58)
BPS	04/2025	EUR	240,869	$252,682	12	(7,782)
04/2025	IDR	298,201	18	0	0
04/2025	$45	IDR	739,105	0	(1)
04/2025	62	JPY	9,396	0	0
04/2025	224	TRY	8,528	1	0
05/2025	JPY	9,365	$62	0	0
05/2025	$4,348	EUR	4,009	0	(6)
05/2025	18	IDR	298,597	0	0
05/2029	KWD	518	$1,780	32	0
07/2029	78	270	5	0
BRC	04/2025	EUR	3,405	3,671	0	(11)
04/2025	TRY	6,240	156	0	(4)
04/2025	$23,884	EUR	21,942	0	(158)
04/2025	5,719	TRY	219,051	13	(65)
04/2025	824	ZAR	15,187	4	0
05/2025	EUR	1,319	$1,431	2	0
05/2025	JPY	3,104	21	0	0
05/2025	TRY	67,717	1,739	44	0
05/2025	$4,118	TRY	160,994	0	(95)
06/2025	TRY	185,184	$4,413	1	(19)
06/2025	$12,675	TRY	501,537	0	(674)
BSH	04/2025	157	JPY	23,522	0	0
05/2025	JPY	23,443	$157	0	0
CBK	04/2025	EUR	1,901	2,054	0	(1)
04/2025	IDR	376,616	23	0	0
04/2025	$2,164	EUR	1,991	0	(11)
04/2025	23	IDR	376,616	0	0
05/2025	18	297,839	0	0
CIB	04/2025	2,514	GBP	1,996	65	0
DUB	04/2025	GBP	5,325	$6,892	14	0
04/2025	$3,647	EUR	3,477	112	0
04/2025	32	IDR	538,669	0	0
FAR	04/2025	CHF	90	$101	0	(1)
04/2025	EUR	4,546	4,775	0	(141)
04/2025	ZAR	229	12	0	0
GLM	04/2025	IDR	228,452	14	0	0
04/2025	TRY	3,060	76	0	(2)
04/2025	$122	TRY	4,807	1	0
05/2025	14	IDR	228,658	0	0
MYI	04/2025	EUR	7,814	$8,480	31	0
04/2025	GBP	48,183	61,058	1	(1,184)
04/2025	$247,525	EUR	229,487	620	0
04/2025	ZAR	103,527	$5,663	23	0
05/2025	EUR	229,487	247,927	0	(620)
SCX	04/2025	$96	JPY	14,504	0	0
05/2025	JPY	14,455	$96	0	0
SSB	04/2025	$66,615	GBP	51,512	0	(74)
05/2025	CHF	90	$102	0	0
05/2025	GBP	51,512	66,610	73	0
UAG	04/2025	$40	TRY	1,634	2	0

Total Forward Foreign Currency Contracts	$1,115	$(10,907)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Egypt Government International Bond	1.000%	Quarterly	12/20/2028	5.447%	$6,200	$(1,070)	$208	$0	$(862)
Egypt Government International Bond	1.000	Quarterly	06/20/2029	5.662	1,900	(405)	99	0	(306)
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.280	1,900	(371)	172	0	(199)

$(1,846)	$479	$0	$(1,367)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
									Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	0.000%	Monthly	09/01/2027	30	$0	$(64)	$0	$(64)
BPS	Pay	Syniverse Holdings, Inc.	0.000%	Monthly	05/13/2027	3,979	0	3,263	3,263	0

							$0	$3,199	$3,263	$(64)

Total Swap Agreements							$(1,846)	$3,678	$3,263	$(1,431)

(n)

Securities with an aggregate market value of $7,518 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory				Level 1		Level 2	Level 3	Fair Value at 03/31/2025

Investments in Securities, at Value
Loan Participations and Assignments				$0		$332,028	$220,907		$552,935
Corporate Bonds & Notes
Banking & Finance				0		134,885	0		134,885
Industrials				0		284,994	64,638		349,632
Utilities				0		51,240	0		51,240
Convertible Bonds & Notes
Banking & Finance				0		24,874	0		24,874
Industrials				0		3,099	0		3,099
Municipal Bonds & Notes
West Virginia				0		2,356	0		2,356
U.S. Government Agencies				0		103,575	0		103,575
Non-Agency Mortgage-Backed Securities				0		523,213	224		523,437
Asset-Backed Securities
Automobile ABS Other				0		14,854	2,277		17,131
Automobile Sequential				0		0	8,018		8,018
Home Equity Other				0		210,711	0		210,711
Whole Loan Collateral				0		46,126	0		46,126
Other ABS				0		70,827	19,502		90,329
Sovereign Issues				0		101,439	0		101,439
Common Stocks
Communication Services				2,585		0	7,843		10,428
Financials				18,111		0	22,005		40,116
Health Care				0		0	73,487		73,487
Industrials				0		0	85,046		85,046
Preferred Securities
Industrials				0		4,703	14,000		18,703
Real Estate Investment Trusts
Real Estate				20,527		0	0		20,527
Short-Term Instruments
U.S. Treasury Bills				0		24,453	0		24,453

				$41,223		$1,933,377	$517,947		$2,492,547
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes				$115,107		$0	$0		$115,107

Total Investments				$156,330		$1,933,377	$517,947		$2,607,654

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared				0		651	0		651
Over the counter				0		4,378	0		4,378

				$0		$5,029	$0		$5,029
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared				0		(1,212)	0		(1,212)
Over the counter				0		(12,338)	0		(12,338)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

				$0			$(13,550)	$0	$(13,550)

Total Financial Derivative Instruments				$0			$(8,521)	$0	$(8,521)

Totals				$156,330			$1,924,856	$517,947	$2,599,133

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$171,394	$78,690	$(102,328)	$681	$1,806	$17,379	$53,285	$0	$220,907	$557
Corporate Bonds & Notes
Banking & Finance	21,785	0	(22,648)	0	230	633	0	0	0	0
Industrials	76,380	48,261	(66,317)	(137)	(20,831)	19,842	7,440	0	64,638	8,936
Non-Agency Mortgage-Backed Securities	277	0	(2)	1	0	104	0	(156)	224	101
Asset-Backed Securities
Automobile ABS Other	3,877	0	0	0	0	(1,600)	0	0	2,277	(1,600)
Automobile Sequential	0	8,000	0	0	0	18	0	0	8,018	18
Other ABS	18,890	0	(123)	252	0	(2,555)	3,432	(394)	19,502	(2,572)
Common Stocks
Communication Services(2)	7,254	474	0	0	0	115	0	0	7,843	115
Financials	24,255	94	0	0	0	(2,344)	0	0	22,005	(2,344)
Health Care	77,814	0	0	0	0	(4,327)	0	0	73,487	(4,327)
Industrials(3)	48,498	46,417	0	0	0	(9,869)	0	0	85,046	(9,869)
Preferred Securities
Industrials	0	14,000	0	0	0	0	0	0	14,000	0

Totals	$450,424	$195,936	$(191,418)	$797	$(18,795)	$17,396	$64,157	$(550)	$517,947	$(10,985)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$69,235	Discounted Cash Flow			Discount Rate			6.862 - 9.830	8.436
		7,157	Discounted Cash Flow / Indicative Market Quotation			Discount Rate / Broker Quote			7.261/90.000	—
		34,698	Indicative Market Quotation			Broker Quote			74.500 - 100.500	94.735
		8,543	Other Valuation Techniques(4)			-			-	—
		15,443	Recent Transaction			Purchase Price			98.000 - 99.000	98.970
		85,831	Third Party Vendor			Broker Quote			100.750 - 116.500	110.034
Corporate Bonds & Notes
Industrials		56,698	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		7,940	Indicative Market Quotation			Broker Quote			60.000 - 82.000	61.386
Non-Agency Mortgage-Backed Securities		224	Discounted Cash Flow			Discount Rate			28.000 - 39.500	36.361
Asset-Backed Securities
Automobile ABS Other		2,277	Discounted Cash Flow			Discount Rate			16.000	—
Automobile Sequential		8,018	Proxy pricing			Base Price			100.000	—
Other ABS		19,502	Discounted Cash Flow			Discount Rate			6.456 - 39.500	17.457
Common Stocks
Communication Services		7,843	Discounted Cash Flow			Discount Rate			13.210	—
Financials		21,967	Comparable Companies			EBITDA Multiple		X	4.660	—
		38	Indicative Market Quotation			Broker Quote			$4.500	—
Health Care		73,487	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		470	Comparable Companies			EBITDA Multiple		X	11.000	—
		33,844	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		6,591	Indicative Market Quotation			Broker Quote			17.000	—
		44,141	Sum Of The Parts			Discount Rate/Mortality Assumption			15.323/2015 ANB VBT Mortality Table	—
Preferred Securities
Industrials		14,000	Other Valuation Techniques(4)			-			-	—

Total		$517,947

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2025 (Unaudited)

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Communication since prior fiscal year end.
(3)	Sector type updated from Financials to Industrials since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PDOLS I LLC	01/15/2021	0.0%
RLM 4365 LLC	01/15/2021	0.0%

† A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction,

Notes to Financial Statements (Cont.)

financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$138,654	$696,499	$(720,100)	$42	$12	$115,107	$6,646	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	DBL	Deutsche Bank AG London	MZF	Mizuho Securities USA LLC
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	NOM	Nomura Securities International, Inc.
BOM	Bank of Montreal	FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	KWD	Kuwaiti Dinar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar
EGP	Egyptian Pound	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro

Index/Spread Abbreviations:
EUR001M	1 Month EUR Swap Rate	EUR012M	12 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	JIBA3M	3 Month JIBAR rate	SONIO	Sterling Overnight Interbank Average Rate
EUR006M	6 Month EUR Swap Rate	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company